[LETTERHEAD OF DEPARTMENT OF HEALTH SERVICES]

                                                                   EXHIBIT 10.16

AUG 8-2002

Mr. George Goldstein
President/CEO
Molina Healthcare of California
dba: Molina
One Golden Shore Dr.
Long Beach, CA 90802

Dear Mr. Goldstein

In accordance with Article V, Section 5.5 of your Contract, the enclosed Change Order No.11 transmits (Molina Healthcare of California dba: Molina) adjusted capitation rates to incorporate Fee-For-Service out-patient hospital rate increases for the rate periods of July 1, 2001 through September 30, 2001, and October 1, 2001 through September 30, 2002.

The rates from this Change Order will be reflected in your August 2002 capitation payment. Payments for the retroactive portion of these rates will be processed in approximately four to six weeks.

If you have any questions, please contact your contract manager.

Sincerely,

/s/ Cheri Rice

Cheri Rice, Chief
Medi-Cal Managed Care Division

Enclosure

[LETTERHEAD OF DEPARTMENT OF HEALTH SERVICES]

CHANGE ORDER NUMBER C11 TO CONTRACT NUMBER 95-23673: ADJUSTING THE CAPITATION RATES TO INCORPORATE FEE-FOR-SERVICE OUT-PATIENT HOSPITAL RATE INCREASES FOR THE PERIODS OF JULY 1, 2001 THROUGH SEPTEMBER 30, 2001, AND OCTOBER 1, 2001 THROUGH SEPTEMBER 30, 2002, BY CHANGING CONTRACT SECTION 5.3 CAPITATION RATES; AND, 5.4 CAPITATION RATES CONSTITUTE PAYMENT IN FULL. This Change order is effective July 1, 2001.

1.   5.3 CAPITATION RATES

     FOR THE PERIOD 10/01/01 - 9/30/02                                 RIVERSIDE
     ---------------------------------------------------------------------------
     Groups                Aid Codes                                   Rate
     ---------------------------------------------------------------------------
              Family       01, 0A, 02, 08, 30, 32, 33,
                           34, 35, 38, 39, 40, 42, 47,
                           54, 59, 72, 3A, 3C, 3E, 3G,
                           3H, 3L, 3M, 3N, 3P, 3R, 3U,
                           4F, 4G, 4M, 5X, 7X, 8P                      $   88.56

             Disabled      20, 24, 26, 28, 36, 60, 64,
                           66, 68, 6A, 6C, 6H, 6N, 6P,
                           6R, 6V                                      $  237.62

               Aged        1H, 10, 14, 16, 18                          $  172.56

              Child        03, 04, 4A, 4C, 4K, 5K, 45,
                           82, 7A, 7J, 8R                              $   99.56

              Adult        86                                          $  856.66

               Aids                                                    $  894.05
           Beneficiary

     FOR THE PERIOD 7/01/01 - 9/30/01                                  RIVERSIDE
     ---------------------------------------------------------------------------
     Groups                Aid Codes                                   Rate
     ---------------------------------------------------------------------------
            Family         01, 0A, 02, 08, 30, 32, 33,
                           34, 35, 38, 39, 40, 42, 47,
                           54, 59, 72, 3A, 3C, 3E, 3G,
                           3H, 3L, 3M, 3N, 3P, 3R, 3U,
                           4F, 4G, 4M, 5X, 7X, 8P                      $   87.83

           Disabled        20, 24, 26, 28, 36, 60, 64,
                           66, 68, 6A, 6C, 6H, 6N, 6P,
                           6R, 6V                                      $  227.39

             Aged          1H, 10, 14, 16, 18                          $  162.29

            Child          03, 04, 4A, 4C, 4K, 5K, 45,
                           82, 7A, 7J, 8R                              $   90.89

            Adult          86                                          $  855.50

       Aids Beneficiary                                                $  863.77


     FOR THE PERIOD 10/01/01 - 9/30/02                            SAN BERNARDINO
     ---------------------------------------------------------------------------
     Groups                Aid Codes                                   Rate
     ---------------------------------------------------------------------------
            Family       01, 0A, 02, 08, 30, 32, 33,
                         34, 35, 38, 39, 40, 42, 47,
                         54, 59, 72, 3A, 3C, 3E, 3G,
                         3H, 3L, 3M, 3N, 3P, 3R, 3U,
                         4F, 4G, 4M, 5X, 7X, 8P                        $   89.50

           Disabled      20, 24, 26, 28, 36, 60, 64,
                         66, 68, 6A, 6C, 6H, 6N, 6P,
                         6R, 6V                                        $  239.21

             Aged        1H, 10, 14, 16, 18                            $  174.39

            Child        03, 04, 4A, 4C, 4K, 5K, 45,
                         82, 7A, 7J, 8R                                $  106.65

            Adult        86                                            $  937.88

      Aids Beneficiary                                                 $  938.00

     FOR THE PERIOD 7/01/01 - 9/30/01                            SAN BERNARDINO
     --------------------------------------------------------------------------
     Groups                Aid Codes                                   Rate
     --------------------------------------------------------------------------
              Family       01, 0A, 02, 08, 30, 32, 33,
                           34, 35, 38, 39, 40, 42, 47,
                           54, 59, 72, 3A, 3C, 3E, 3G,
                           3H, 3L, 3M, 3N, 3P, 3R, 3U,
                           4F, 4G, 4M, 5X, 7X, 8P                      $   84.14

             Disabled      20, 24, 26, 28, 36, 60, 64,
                           66, 68, 6A, 6C, 6H, 6N, 6P,
                           6R, 6V                                      $  227.01

               Aged        1H, 10, 14, 16, 18                          $  153.35

              Child        03, 04, 4A, 4C, 4K, 5K, 45,
                           82, 7A, 7J, 8R                              $   95.25

              Adult        86                                          $  934.96

        Aids Beneficiary                                               $  906.96

     If DHS creates a new aid code that is split or derived from an existing aid code covered under this Contract, and the aid code has a neutral revenue effect for the Contractor, then the split aid code will automatically be included in the same aid code category as is the original aid code covered services to the Members at the monthly capitation rate specified for the original aid code. DHS shall confirm all aid code splits, and the rates of payment for such new aid codes, in writing to Contractor as soon as practicable after such aid code splits occur.

2.   5.4  CAPITATION RATES CONSTITUTE PAYMENT IN FULL

          Capitation rates for each rate period, as calculated by DHS, are prospective rates and constitute payment in full, subject to any stop loss reinsurance provision, on behalf of a Member for all Covered Services required by such Member and for all administrative Costs incurred by the Contractor in providing or arranging for such services, and subject to adjustment for federally qualified health centers in accordance with Section 14087.325 of the W&I Code but do not include payment for recoupment of current or previous losses incurred by Contractor. The actuarial basis for the determination of the capitation payment rates is outlined in Attachment 1 (consisting of 24 pages).

Plan Name:         Molina Medical Center   Plan #:    355        Date: 23-Jul-02
County:            Riverside               Plan Type: Commercial Plan
Aid Code Grouping: Family

The Rate Period is October 1, 2001         Capitation Payments at the
to September 30, 2002                      End of the Month

Coverages ( C = Covered by Plan, N = NOT Covered by Plan )

CCS Indicated Claims                               N
GHPP                                               N
Hemodialysis                                       C
Major Organ Transplants                            N
Out-of-State                                       C
Chiropractor                                       N
Local Education Authority                          N
Psychiatrist                                       N
Acupuncturist                                      N
Alphafeto Protein Testing                          N
Heroin Detoxification                              N
Direct Observed Therapy                            N
Lenses for eyewear                                 N
AIDS Waiver                                        N
In Home Waiver                                     N
Model NF Waiver                                    N
Adult Day Health Care                              N
Newborn Hearing Screens                            N
Psychiatric Drugs                                  N
AIDS Drugs                                         N
Injections                                         C
MH - Hospital Inpatient                            N
MH - Outpatient Services                           N
Long Term Care for month of entry plus one         C
Long Term Care after month of entry plus one       N
CHDP                                               C

                                                                Hospital      Hospital    Long Term
Rate Calculation                      Physician    Pharmacy    Inpatient    Outpatient         Care       Other       Total
1. Average Cost Per Unit              $   66.25    $  23.82    $  864.71    $    20.37    $  229.41    $   8.79
2. Units per Eligible/year                5.957       3.361        0.304         2.609        0.009       6.410
   Cost per Elig. per Mo.             $   32.89    $   6.67    $   21.91    $     4.43    $    0.17    $   4.70    $  70.77
3. Adjustments
   a. Age/Sex                             0.939       0.949        0.911         0.942        1.000       0.966
   b. Area                                0.915       1.000        1.000         1.000        1.000       1.000
   c. Coverages                           0.975       0.992        0.968         0.956        0.995       0.868
   d. Interest                            1.000       1.000        1.000         1.000        1.000       1.000
Adjusted Base Cost                    $   27.55    $   6.28    $   19.32    $     3.99    $    0.17    $   3.94    $ 61.25
4. Legislative Adjustments                1.221       0.869        1.029         1.433        1.436       1.079
5. Trend Adjustments
   a. Cost per Unit                       1.000       1.262        1.040         1.000        1.000       1.000
   b. Units per Eligible                  1.000       1.180        1.066         1.000        1.000       1.148
Projected Cost per Eligible           $   33.64    $   8.13    $   22.04    $     5.72    $    0.24    $   4.88    $  74.65
6. CHDP                                                                                                                4.88
7. Adjustment to Pool                                                                                      12.1%       9.03
Capitation Rate                                                                                                    $  88.56

                                                   #95-23673 C11
                                                   Attachment
                                                   Page 1 of 24

Prepared by Department of Health Services, Rate Development Branch

Plan Name:         Molina Medical Center   Plan #:    355        Date: 23-Jul-02
County:            Riverside               Plan Type: Commercial Plan
Aid Code Grouping: Disabled

The Rate Period is October 1, 2001         Capitation Payments at the
to September 30, 2002                      End of the Month

Coverages ( C = Covered by Plan, N = NOT Covered by Plan )

CCS Indicated Claims                               N
GHPP                                               N
Hemodialysis                                       C
Major Organ Transplants                            N
Out-of-State                                       C
Chiropractor                                       N
Local Education Authority                          N
Psychiatrist                                       N
Acupuncturist                                      N
Alphafeto Protein Testing                          N
Heroin Detoxification                              N
Direct Observed Therapy                            N
Lenses for eyewear                                 N
AIDS Waiver                                        N
In Home Waiver                                     N
Model NF Waiver                                    N
Adult Day Health Care                              N
Newborn Hearing Screens                            N
Psychiatric Drugs                                  N
AIDS Drugs                                         N
Injections                                         C
MH - Hospital Inpatient                            N
MH - Outpatient Services                           N
Long Term Care for month of entry plus one         C
Long Term Care after month of entry plus one       N
CHDP                                               C

                                                                Hospital      Hospital    Long Term
Rate Calculation                      Physician    Pharmacy    Inpatient    Outpatient         Care       Other       Total
1. Average Cost Per Unit              $   20.15    $  50.42    $  485.15    $    18.26    $  184.85    $   7.07
2. Units per Eligible/year               13.720      21.892        1.011         6.029        0.452      63.930
   Cost per Elig. per Mo.             $   23.04    $  91.98    $   40.87    $     9.17    $    6.96    $  37.67    $ 209.69
3. Adjustments
   a. Age/Sex                             0.981       0.869        0.938         1.074        0.949       1.077
   b. Area                                0.915       1.000        1.000         1.000        1.000       1.000
   c. Coverages                           0.900       0.875        0.920         0.973        0.995       0.877
   d. Interest                            1.000       1.000        1.000         1.000        1.000       1.000
Adjusted Base Cost                    $   18.61    $  69.94    $   35.27    $     9.58    $    6.57    $  35.58    $ 175.55
4. Legislative Adjustments                1.099       0.888        0.965         1.425        1.442       0.987
5. Trend Adjustments
   a. Cost per Unit                       1.000       1.262        1.194         1.000        1.000       1.000
   b. Units per Eligible                  1.073       1.180        0.863         0.929        1.000       1.148
Projected Cost per Eligible           $   21.95    $  92.49    $   35.07    $    12.68    $    9.47    $  40.31    $ 211.97
6. CHDP                                                                                                                0.00
7. Adjustment to Pool                                                                                      12.1%      25.65
Capitation Rate                                                                                                    $ 237.62

                                                   #95-23673 C11
                                                   Attachment
                                                   Page 2 of 24

Prepared by Department of Health Services, Rate Development Branch

Plan Name:         Molina Medical Center   Plan #:    355        Date: 23-Jul-02
County:            Riverside               Plan Type: Commercial Plan
Aid Code Grouping: Aged

The Rate Period is October 1, 2001         Capitation Payments at the
to September 30, 2002                      End of the Month

Coverages ( C = Covered by Plan, N = NOT Covered by Plan )

CCS Indicated Claims                               N
GHPP                                               N
Hemodialysis                                       C
Major Organ Transplants                            N
Out-of-State                                       C
Chiropractor                                       N
Local Education Authority                          N
Psychiatrist                                       N
Acupuncturist                                      N
Alphafeto Protein Testing                          N
Heroin Detoxification                              N
Direct Observed Therapy                            N
Lenses for eyewear                                 N
AIDS Waiver                                        N
In Home Waiver                                     N
Model NF Waiver                                    N
Adult Day Health Care                              N
Newborn Hearing Screens                            N
Psychiatric Drugs                                  N
AIDS Drugs                                         N
Injections                                         C
MH - Hospital Inpatient                            N
MH - Outpatient Services                           N
Long Term Care for month of entry plus one         C
Long Term Care after month of entry plus one       N
CHDP                                               C

                                                                Hospital      Hospital    Long Term
Rate Calculation                      Physician    Pharmacy    Inpatient    Outpatient         Care       Other       Total
1. Average Cost Per Unit              $   16.06    $  38.28    $  287.24    $    11.67    $  177.26    $   6.49
2. Units per Eligible/year               11.563      16.963        0.819         3.904        1.049      42.784
   Cost per Elig. per Mo.             $   15.48    $  54.11    $   19.60    $     3.80    $   15.50    $  23.14    $ 131.63
3. Adjustments
   a. Age/Sex                             0.998       1.008        1.012         0.993        1.029       1.007
   b. Area                                0.915       1.000        1.000         1.000        1.000       1.000
   c. Coverages                           0.981       0.996        0.997         0.986        0.997       0.781
   d. Interest                            1.000       1.000        1.000         1.000        1.000       1.000
Adjusted Base Cost                    $   13.87    $  54.32    $   19.78    $     3.72    $   15.90    $  18.20    $ 125.79
4. Legislative Adjustments                0.984       0.879        0.969         1.423        1.433       0.963
5. Trend Adjustments
   a. Cost per Unit                       1.000       1.262        1.194         1.000        1.000       1.000
   b. Units per Eligible                  1.073       1.180        0.929         1.066        0.929       1.148
Projected Cost per Eligible           $   14.64    $  71.10    $   21.26    $     5.64    $   21.17    $  20.12    $ 153.93
6. CHDP                                                                                                                0.00
7. Adjustment to Pool                                                                                      12.1%      18.63
Capitation Rate                                                                                                    $ 172.56

                                                   #95-23673 C11
                                                   Attachment
                                                   Page 3 of 24

Prepared by Department of Health Services, Rate Development Branch

Plan Name:         Molina Medical Center   Plan #:    355        Date: 23-Jul-02
County:            Riverside               Plan Type: Commercial Plan
Aid Code Grouping: Child

The Rate Period is October 1, 2001         Capitation Payments at the
to September 30, 2002                      End of the Month

Coverages ( C = Covered by Plan, N = NOT Covered by Plan )

CCS Indicated Claims                               N
GHPP                                               N
Hemodialysis                                       C
Major Organ Transplants                            N
Out-of-State                                       C
Chiropractor                                       N
Local Education Authority                          N
Psychiatrist                                       N
Acupuncturist                                      N
Alphafeto Protein Testing                          N
Heroin Detoxification                              N
Direct Observed Therapy                            N
Lenses for eyewear                                 N
AIDS Waiver                                        N
In Home Waiver                                     N
Model NF Waiver                                    N
Adult Day Health Care                              N
Newborn Hearing Screens                            N
Psychiatric Drugs                                  N
AIDS Drugs                                         N
Injections                                         C
MH - Hospital Inpatient                            N
MH - Outpatient Services                           N
Long Term Care for month of entry plus one         C
Long Term Care after month of entry plus one       N
CHDP                                               C

                                                                Hospital      Hospital    Long Term
Rate Calculation                      Physician    Pharmacy    Inpatient    Outpatient         Care       Other       Total
1. Average Cost Per Unit              $   58.40    $  17.50    $  889.41    $    18.79    $  140.26    $   6.45
2. Units per Eligible/year                5.196       3.068        0.436         2.787        0.019      10.564
   Cost per Elig. per Mo.             $   25.29    $   4.47    $   32.32    $     4.36    $    0.22    $   5.68    $  72.34
3. Adjustments
   a. Age/Sex                             1.090       1.071        1.089         1.100        1.000       0.994
   b. Area                                0.915       1.000        1.000         1.000        1.000       1.000
   c. Coverages                           0.974       0.984        0.952         0.973        0.996       0.882
   d. Interest                            1.000       1.000        1.000         1.000        1.000       1.000
Adjusted Base Cost                    $   24.57    $   4.71    $   33.51    $     4.67    $    0.22    $   4.98    $  72.66
4. Legislative Adjustments                1.116       0.875        1.035         1.427        1.424       1.082
5. Trend Adjustments
   a. Cost per Unit                       1.000       1.262        1.040         1.000        1.000       1.000
   b. Units per Eligible                  1.000       1.180        1.066         1.000        1.000       1.148
Projected Cost per Eligible           $   27.42    $   6.14    $   38.45    $     6.66    $    0.31    $   6.19    $  85.17
6. CHDP                                                                                                                4.08
7. Adjustment to Pool                                                                                      12.1%      10.31
Capitation Rate                                                                                                    $  99.56

                                                   #95-23673 C11
                                                   Attachment
                                                   Page 4 of 24

Prepared by Department of Health Services, Rate Development Branch

Plan Name:          Molina Medical Center Plan #:    355        Date: 23-Jul-02
County:             Riverside             Plan Type: Commercial Plan
Aid Code Grouping:  Adult

The Rate Period is October 1, 2001         Capitation Payments at the
to September 30, 2002                      End of the Month

Coverages ( C = Covered by Plan, N = NOT Covered by Plan )

CCS Indicated Claims                               N
GHPP                                               N
Hemodialysis                                       C
Major Organ Transplants                            N
Out-of-State                                       C
Chiropractor                                       N
Local Education Authority                          N
Psychiatrist                                       N
Acupuncturist                                      N
Alphafeto Protein Testing                          N
Heroin Detoxification                              N
Direct Observed Therapy                            N
Lenses for eyewear                                 N
AIDS Waiver                                        N
In Home Waiver                                     N
Model NF Waiver                                    N
Adult Day Health Care                              N
Newborn Hearing Screens                            N
Psychiatric Drugs                                  N
AIDS Drugs                                         N
Injections                                         C
MH - Hospital Inpatient                            N
MH - Outpatient Services                           N
Long Term Care for month of entry plus one         C
Long Term Care after month of entry plus one       N
CHDP                                               C

                                                                Hospital      Hospital    Long Term
Rate Calculation                      Physician    Pharmacy    Inpatient    Outpatient         Care       Other       Total
1. Average Cost Per Unit              $  164.23    $  19.84    $  964.66    $    19.73    $    0.00    $  30.86
2. Units per Eligible/year               22.157       4.314        4.387        17.657        0.000       8.468
   Cost per Elig. per Mo.             $  303.24    $   7.13    $  352.66    $    29.03    $    0.00    $  21.78    $ 713.84
3. Adjustments
   a. Age/Sex                             1.000       1.000        1.000         1.000        1.000       1.000
   b. Area                                0.915       1.000        1.000         1.000        1.000       1.000
   c. Coverages                           0.999       0.999        0.999         0.989        1.000       0.887
   d. Interest                            1.000       1.000        1.000         1.000        1.000       1.000
Adjusted Base Cost                    $  277.19    $   7.12    $  352.31    $    28.71    $    0.00    $  19.32    $ 684.65
4. Legislative Adjustments                1.060       0.872        1.016         1.432        1.242       1.045
5. Trend Adjustments
   a. Cost per Unit                       1.000       1.262        1.040         1.000        1.000       1.000
   b. Units per Eligible                  1.000       1.180        1.066         1.000        1.000       1.148
Projected Cost per Eligible           $  293.82    $   9.25    $  396.83    $    41.11    $    0.00    $  23.18    $ 764.19
6. CHDP                                                                                                                0.00
7. Adjustment to Pool                                                                                      12.1%      92.47
Capitation Rate                                                                                                    $ 856.66

                                                   #95-23673 C11
                                                   Attachment
                                                   Page 5 of 24

Prepared by Department of Health Services, Rate Development Branch

Plan Name:         Molina Medical Center   Plan #:    355        Date: 23-Jul-02
County:            Riverside               Plan Type: Commercial Plan
Aid Code Grouping: AIDS

The Rate Period is October 1, 2001         Capitation Payments at the
to September 30, 2002                      End of the Month

Coverages ( C = Covered by Plan, N = NOT Covered by Plan )

CCS Indicated Claims                               N
GHPP                                               N
Hemodialysis                                       C
Major Organ Transplants                            N
Out-of-State                                       C
Chiropractor                                       N
Local Education Authority                          N
Psychiatrist                                       N
Acupuncturist                                      N
Alphafeto Protein Testing                          N
Heroin Detoxification                              N
Direct Observed Therapy                            N
Lenses for eyewear                                 N
AIDS Waiver                                        N
In Home Waiver                                     N
Model NF Waiver                                    N
Adult Day Health Care                              N
Newborn Hearing Screens                            N
Psychiatric Drugs                                  N
AIDS Drugs                                         N
Injections                                         C
MH - Hospital Inpatient                            N
MH - Outpatient Services                           N
Long Term Care for month of entry plus one         C
Long Term Care after month of entry plus one       N
CHDP                                               C

                                                                Hospital      Hospital    Long Term
Rate Calculation                      Physician    Pharmacy    Inpatient    Outpatient         Care       Other       Total
1. Average Cost Per Unit              $   25.87    $ 141.75    $  485.15    $    17.75    $  228.06    $  14.00
2. Units per Eligible/year               29.254      46.897        3.823        28.506        0.450      78.563
   Cost per Elig. per Mo.             $   63.07    $ 553.97    $  154.56    $    42.17    $    8.55    $  91.66    $ 913.98
3. Adjustments
   a. Age/Sex                             1.000       1.000        1.000         1.000        1.000       1.000
   b. Area                                0.915       1.000        1.000         1.000        1.000       1.000
   c. Coverages                           0.918       0.663        0.957         0.992        0.998       0.642
   d. Interest                            1.000       1.000        1.000         1.000        1.000       1.000
Adjusted Base Cost                    $   52.98    $ 367.28    $  147.91    $    41.83    $    8.53    $  58.85    $ 677.38
4. Legislative Adjustments                1.070       0.826        0.989         1.378        1.529       1.001
5. Trend Adjustments
   a. Cost per Unit                       1.000       1.262        1.194         1.000        1.000       1.000
   b. Units per Eligible                  1.073       1.180        0.863         0.929        1.000       1.148
Projected Cost per Eligible           $   60.83    $ 451.77    $  150.73    $    53.55    $   13.04    $  67.63    $ 797.55
6. CHDP                                                                                                                0.00
7. Adjustment to Pool                                                                                      12.1%      96.50
Capitation Rate                                                                                                    $ 894.05

                                                   #95-23673 C11
                                                   Attachment
                                                   Page 6 of 24

Prepared by Department of Health Services, Rate Development Branch

Aid Code Grouping:         Family

The Rate Period is July 1, 2001      Capitation Payments at the End of the Month
to September 30, 2001

Coverages ( C = Covered by Plan, N = NOT Covered by Plan )

CCS Indicated Claims                               N
GHPP                                               N
Hemodialysis                                       C
Major Organ Transplants                            N
Out-of-State                                       C
Chiropractor                                       N
Local Education Authority                          N
Psychiatrist                                       N
Acupuncturist                                      N
Alphafeto Protein Testing                          N
Heroin Detoxification                              N
Direct Observed Therapy                            N
PIA Lenses                                         N
AIDS Waiver                                        N
In Home Waiver                                     N
Model NF Waiver                                    N
Adult Day Health Care                              N
Newborn Hearing Screening                          N
Psychiatric Drugs                                  N
AIDS Drugs                                         N
Injections                                         C
MH - Hospital Inpatient                            N
MH - Outpatient Services                           N
Long Term Care for month of entry plus one         C
Long Term Care after month of entry plus one       N
CHDP                                               C

                                                                Hospital      Hospital    Long Term
Rate Calculation                      Physician    Pharmacy    Inpatient    Outpatient         Care       Other       Total
1. Average Cost Per Unit              $   66.25    $  23.82    $  864.71    $    20.37    $  229.41    $   8.79
2. Units per Eligible                     5.957       3.361        0.304         2.609        0.009       6.410
   Cost per Elig. per Mo.             $   32.89    $   6.67    $   21.91    $     4.43    $    0.17    $   4.70    $  70.77
3. Adjustments
   a. Demographics                        0.933       0.927        0.903         0.933        1.000       0.938
   b. Area                                0.900       1.000        1.000         1.000        1.000       1.000
   c. Coverages                           0.975       0.992        0.968         0.956        0.995       0.868
   d. Interest                            1.000       1.000        1.000         1.000        1.000       1.000
Adjusted Base Cost                    $   26.93    $   6.13    $   19.15    $     3.95    $    0.17    $   3.83    $  60.16
4. Legislative Adjs.                      1.261       0.895        1.016         1.437        1.375       1.086
5. Trend Adjustments
   a. Cost per Unit                       1.000       1.148        1.000         1.000        1.000       1.000
   b. Units per Eligible                  1.000       1.073        1.066         1.000        1.000       1.148
Projected Cost per Eligible           $   33.96    $   6.76    $   20.73    $     5.68    $    0.23    $   4.77    $  72.13
6. Adjustment to no loss                                                                                               0.00
7. CHDP                                                                                                                4.88
8. Adjustment to Fee-for-Service                                                                           15.0%      10.82
Capitation Rate                                                                                                    $  87.83

                                                   #95-23673 C11
                                                   Attachment
                                                   Page 7 of 24

Aid Code Grouping:         Disabled

The Rate Period is July 1, 2001      Capitation Payments at the End of the Month
to September 30, 2001

Coverages ( C = Covered by Plan, N = NOT Covered by Plan )

CCS Indicated Claims                               N
GHPP                                               N
Hemodialysis                                       C
Major Organ Transplants                            N
Out-of-State                                       C
Chiropractor                                       N
Local Education Authority                          N
Psychiatrist                                       N
Acupuncturist                                      N
Alphafeto Protein Testing                          N
Heroin Detoxification                              N
Direct Observed Therapy                            N
PIA Lenses                                         N
AIDS Waiver                                        N
In Home Waiver                                     N
Model NF Waiver                                    N
Adult Day Health Care                              N
Newborn Hearing Screening                          N
Psychiatric Drugs                                  N
AIDS Drugs                                         N
Injections                                         C
MH - Hospital Inpatient                            N
MH - Outpatient Services                           N
Long Term Care for month of entry plus one         C
Long Term Care after month of entry plus one       N
CHDP                                               C

                                                                Hospital      Hospital    Long Term
Rate Calculation                      Physician    Pharmacy    Inpatient    Outpatient         Care       Other       Total
1. Average Cost Per Unit              $   20.15    $  50.42    $  485.15    $    18.26    $  184.85    $   7.07
2. Units per Eligible                    13.720      21.892        1.011         6.029        0.452      63.930
   Cost per Elig. per Mo.             $   23.04    $  91.98    $   40.87    $     9.17    $    6.96    $  37.67    $ 209.69
3. Adjustments
   a. Demographics                        0.990       0.881        0.935         1.064        0.954       1.046
   b. Area                                0.900       1.000        1.000         1.000        1.000       1.000
   c. Coverages                           0.900       0.875        0.920         0.973        0.995       0.877
   d. Interest                            1.000       1.000        1.000         1.000        1.000       1.000
Adjusted Base Cost                    $   18.48    $  70.91    $   35.16    $     9.49    $    6.61    $  34.56    $ 175.21
4. Legislative Adjs.                      1.151       0.925        0.952         1.426        1.379       0.991
5. Trend Adjustments
   a. Cost per Unit                       1.000       1.148        1.148         1.000        1.000       1.000
   b. Units per Eligible                  1.073       1.073        0.863         0.929        1.000       1.148
Projected Cost per Eligible           $   22.82    $  80.77    $   33.15    $    12.57    $    9.12    $  39.30    $ 197.73
6. Adjustment to no Loss                                                                                               0.00
7. CHDP                                                                                                                0.00
8. Adjustment to Fee-for-Service                                                                           15.0%      29.66
Capitation Rate                                                                                                    $ 227.39

                                                   #95-23673 C11
                                                   Attachment
                                                   Page 8 of 24

Aid Code Grouping:         Aged

The Rate Period is July 1, 2001      Capitation Payments at the End of the Month
to September 30, 2001

Coverages ( C = Covered by Plan, N = NOT Covered by Plan )

CCS Indicated Claims                               N
GHPP                                               N
Hemodialysis                                       C
Major Organ Transplants                            N
Out-of-State                                       C
Chiropractor                                       N
Local Education Authority                          N
Psychiatrist                                       N
Acupuncturist                                      N
Alphafeto Protein Testing                          N
Heroin Detoxification                              N
Direct Observed Therapy                            N
PIA Lenses                                         N
AIDS Waiver                                        N
In Home Waiver                                     N
Model NF Waiver                                    N
Adult Day Health Care                              N
Newborn Hearing Screening                          N
Psychiatric Drugs                                  N
AIDS Drugs                                         N
Injections                                         C
MH - Hospital Inpatient                            N
MH - Outpatient Services                           N
Long Term Care for month of entry plus one         C
Long Term Care after month of entry plus one       N
CHDP                                               C

                                                                Hospital      Hospital    Long Term
Rate Calculation                      Physician    Pharmacy    Inpatient    Outpatient         Care       Other       Total
1. Average Cost Per Unit              $   16.06    $  38.28    $  287.24    $    11.67    $  177.26    $   6.49
2. Units per Eligible                    11.563      16.963        0.819         3.904        1.049      42.784
   Cost per Elig. per Mo.             $   15.48    $  54.11    $   19.60    $     3.80    $   15.50    $  23.14     $ 131.63
3. Adjustments
   a. Demographics                        1.007       1.014        1.005         1.001        0.975       1.011
   b. Area                                0.900       1.000        1.000         1.000        1.000       1.000
   c. Coverages                           0.981       0.996        0.997         0.986        0.997       0.781
   d. Interest                            1.000       1.000        1.000         1.000        1.000       1.000
Adjusted Base Cost                    $   13.76    $  54.65    $   19.64    $     3.75    $   15.07    $  18.27     $ 125.14
4. Legislative Adjs.                      0.993       0.911        0.960         1.419        1.368       0.966
5. Trend Adjustments
   a. Cost per Unit                       1.000       1.148        1.148         1.000        1.000       1.000
   b. Units per Eligible                  1.073       1.073        0.929         1.066        0.929       1.148
Projected Cost per Eligible           $   14.66    $  61.31    $   20.09    $     5.67    $   19.14    $  20.25    $ 141.12
6. Adjustment to no Loss                                                                                               0.00
7. CHDP                                                                                                                0.00
8. Adjustment to Fee-for-Service                                                                           15.0%      21.17
Capitation Rate                                                                                                    $ 162.29

                                                   #95-23673 C11
                                                   Attachment
                                                   Page 9 of 24

7/23/2002 Prepared by Department of Health Services, Rate Development Branch

Aid Code Grouping:         Child

The Rate Period is July 1, 2001      Capitation Payments at the End of the Month
to September 30, 2001

Coverages ( C = Covered by Plan, N = NOT Covered by Plan )

CCS Indicated Claims                               N
GHPP                                               N
Hemodialysis                                       C
Major Organ Transplants                            N
Out-of-State                                       C
Chiropractor                                       N
Local Education Authority                          N
Psychiatrist                                       N
Acupuncturist                                      N
Alphafeto Protein Testing                          N
Heroin Detoxification                              N
Direct Observed Therapy                            N
PIA Lenses                                         N
AIDS Waiver                                        N
In Home Waiver                                     N
Model NF Waiver                                    N
Adult Day Health Care                              N
Newborn Hearing Screening                          N
Psychiatric Drugs                                  N
AIDS Drugs                                         N
Injections                                         C
MH - Hospital Inpatient                            N
MH - Outpatient Services                           N
Long Term Care for month of entry plus one         C
Long Term Care after month of entry plus one       N
CHDP                                               C

                                                                Hospital      Hospital    Long Term
Rate Calculation                      Physician    Pharmacy    Inpatient    Outpatient         Care       Other       Total
1. Average Cost Per Unit              $   58.40    $  17.50    $  889.41    $    18.79    $  140.26    $   6.45
2. Units per Eligible                     5.196       3.068        0.436         2.787        0.019      10.564
   Cost per Elig. per Mo.             $   25.29    $   4.47    $   32.32    $     4.36    $    0.22    $   5.68    $  72.34
3. Adjustments
   a. Demographics                        1.020       1.029        0.953         1.033        1.000       0.988
   b. Area                                0.900       1.000        1.000         1.000        1.000       1.000
   c. Coverages                           0.974       0.984        0.952         0.973        0.996       0.882
   d. Interest                            1.000       1.000        1.000         1.000        1.000       1.000
Adjusted Base Cost                    $   22.61    $   4.53    $   29.32    $     4.38    $    0.22    $   4.95    $  66.01
4. Legislative Adjs.                      1.144       0.907        1.019         1.423        1.359       1.089
5. Trend Adjustments
   a. Cost per Unit                       1.000       1.148        1.000         1.000        1.000       1.000
   b. Units per Eligible                  1.000       1.073        1.066         1.000        1.000       1.148
Projected Cost per Eligible           $   25.87    $   5.06    $   31.84    $     6.23    $    0.30    $   6.19    $  75.49
6. Adjustment to no Loss                                                                                               0.00
7. CHDP                                                                                                                4.08
8. Adjustment to Fee-for-Service                                                                           15.0%      11.32
Capitation Rate                                                                                                    $  90.89

                                                   #95-23673 C11
                                                   Attachment
                                                   Page 10 of 24

7/23/2002 Prepared by Department of Health Services, Rate Development Branch

Aid Code Grouping:         Adult

The Rate Period is July 1, 2001      Capitation Payments at the End of the Month
to September 30, 2001

Coverages ( C = Covered by Plan, N = NOT Covered by Plan )

CCS Indicated Claims                               N
GHPP                                               N
Hemodialysis                                       C
Major Organ Transplants                            N
Out-of-State                                       C
Chiropractor                                       N
Local Education Authority                          N
Psychiatrist                                       N
Acupuncturist                                      N
Alphafeto Protein Testing                          N
Heroin Detoxification                              N
Direct Observed Therapy                            N
PIA Lenses                                         N
AIDS Waiver                                        N
In Home Waiver                                     N
Model NF Waiver                                    N
Adult Day Health Care                              N
Newborn Hearing Screening                          N
Psychiatric Drugs                                  N
AIDS Drugs                                         N
Injections                                         C
MH - Hospital Inpatient                            N
MH - Outpatient Services                           N
Long Term Care for month of entry plus one         C
Long Term Care after month of entry plus one       N
CHDP                                               C

                                                                Hospital      Hospital   Long Term
Rate Calculation                      Physician    Pharmacy    Inpatient    Outpatient         Care       Other       Total
1. Average Cost Per Unit              $  164.23    $  19.84    $  964.66    $    19.73    $    0.00    $  30.86
2. Units per Eligible                    22.157       4.314        4.387        17.657        0.000       8.468
   Cost per Elig. per Mo.             $  303.24    $   7.13    $  352.66    $    29.03    $    0.00    $  21.78    $ 713.84
3. Adjustments
   a. Demographics                        1.000       1.000        1.000         1.000        1.000       1.000
   b. Area                                0.900       1.000        1.000         1.000        1.000       1.000
   c. Coverages                           0.999       0.999        0.999         0.989        1.000       0.887
   d. Interest                            1.000       1.000        1.000         1.000        1.000       1.000
Adjusted Base Cost                    $  272.64    $   7.12    $  352.31    $    28.71    $    0.00    $  19.32    $ 680.10
4. Legislative Adjs.                      1.075       0.900        1.008         1.433        1.213       1.053
5. Trend Adjustments
   a. Cost per Unit                       1.000       1.148        1.000         1.000        1.000       1.000
   b. Units per Eligible                  1.000       1.073        1.066         1.000        1.000       1.148
Projected Cost per Eligible           $  293.09    $   7.89    $  378.44    $    41.14    $    0.00    $  23.35    $ 743.91
6. Adjustment to no Loss                                                                                               0.00
7. CHDP                                                                                                                0.00
8. Adjustment to Fee-for-Service                                                                           15.0%     111.59
Capitation Rate                                                                                                    $ 855.50

                                                   #95-23673 C11
                                                   Attachment
                                                   Page 11 of 24

7/23/2002 Prepared by Department of Health Services, Rate Development Branch

Aid Code Grouping:         AIDS

The Rate Period is July 1, 2001              Capitation Payments at the End
to September 30, 2001                        of the Month

Coverages ( C = Covered by Plan, N = NOT Covered by Plan )

CCS Indicated Claims                             N
GHPP                                             N
Hemodialysis                                     C
Major Organ Transplants                          N
Out-of-State                                     C
Chiropractor                                     N
Local Education Authority                        N
Psychiatrist                                     N
Acupuncturist                                    N
Alphafeto Protein Testing                        N
Heroin Detoxification                            N
Direct Observed Therapy                          N
PIA Lenses                                       N
AIDS Waiver                                      N
In Home Waiver                                   N
Model NF Waiver                                  N
Adult Day Health Care                            N
Newborn Hearing Screening                        N
Psychiatric Drugs                                N
AIDS Drugs                                       N
Injections                                       C
MH - Hospital Inpatient                          N
MH - Outpatient Services                         N
Long Term Care for month of entry plus one       C
Long Term Care after month of entry plus one     N
CHDP                                             C

                                                               Hospital    Hospital  Long Term
Rate Calculation                      Physician   Pharmacy    Inpatient  Outpatient       Care      Other       Total
1. Average Cost Per Unit              $   25.87  $  141.75  $    485.15  $    17.75  $  228.06  $   14.00
2. Units per Eligible                    29.254     46.897        3.823      28.506      0.450     78.563
   Cost per Elig. per Mo.             $   63.07  $  553.97  $    154.56  $    42.17  $    8.55  $   91.66  $   913.98
3. Adjustments
   a. Demographics                        1.000      1.000        1.000       1.000      1.000      1.000
   b. Area                                0.900      1.000        1.000       1.000      1.000      1.000
   c. Coverages                           0.918      0.663        0.957       0.992      0.998      0.970
   d. Interest                            1.000      1.000        1.000       1.000      1.000      1.000
Adjusted Base Cost                    $   52.11  $  367.28  $    147.91  $    41.83  $    8.53  $   88.91  $   706.57
4. Legislative Adjs.                      1.098      0.836        0.986       1.369      1.453      0.996
5. Trend Adjustments
   a. Cost per Unit                       1.000      1.148        1.148       1.000      1.000      1.000
   b. Units per Eligible                  1.073      1.073        0.863       0.929      1.000      1.148
Projected Cost per Eligible           $   61.39  $  378.09  $    144.43  $    53.18  $   12.39  $  101.62  $   751.10
6. Adjustment to no Loss                                                                                         0.00
7. CHDP                                                                                                          0.00
8. Adjustment to Fee-for-Service                                                                     15.0%     112.67
Capitation Rate                                                                                            $   863.77

                                                             #95-23673 C11
                                                             Attachment
                                                             Page 12 of 24

Plan Name:           Molina Medical Center   Plan #:    356      Date: 23-Jul-02
County:              San Bernardino          Plan Type: Commercial Plan
Aid Code Grouping:   Family

The Rate Period is October 1, 2001           Capitation Payments at the End
to September 30, 2002                        of the Month

Coverages ( C = Covered by Plan, N = NOT Covered by Plan )

CCS Indicated Claims                             N
GHPP                                             N
Hemodialysis                                     C
Major Organ Transplants                          N
Out-of-State                                     C
Chiropractor                                     N
Local Education Authority                        N
Psychiatrist                                     N
Acupuncturist                                    N
Alphafeto Protein Testing                        N
Heroin Detoxification                            N
Direct Observed Therapy                          N
Lenses for eyewear                               N
AIDS Waiver                                      N
In Home Waiver                                   N
Model NF Waiver                                  N
Adult Day Health Care                            N
Newborn Hearing Screens                          N
Psychiatric Drugs                                N
AIDS Drugs                                       N
Injections                                       C
MH - Hospital Inpatient                          N
MH - Outpatient Services                         N
Long Term Care for month of entry plus one       C
Long Term Care after month of entry plus one     N
CHDP                                             C

                                                               Hospital    Hospital  Long Term
Rate Calculation                      Physician   Pharmacy    Inpatient  Outpatient       Care      Other       Total
1. Average Cost Per Unit              $   66.25  $   23.82  $    978.02  $    20.37  $  229.41  $    8.79
2. Units per Eligible/year                5.957      3.361        0.304       2.609      0.009      6.410
   Cost per Elig. per Mo.             $   32.89  $    6.67  $     24.78  $     4.43  $    0.17  $    4.70  $    73.64
3. Adjustments
   a. Age/Sex                             0.916      0.943        0.875       0.919      1.000      0.955
   b. Area                                0.915      1.000        1.000       1.000      1.000      1.000
   c. Coverages                           0.975      0.992        0.968       0.956      0.995      0.868
   d. Interest                            1.000      1.000        1.000       1.000      1.000      1.000
Adjusted Base Cost                    $   26.88  $    6.24  $     20.99  $     3.89  $    0.17  $    3.90  $    62.07
4. Legislative Adjustments                1.221      0.869        1.029       1.433      1.436      1.079
5. Trend Adjustments
   a. Cost per Unit                       1.000      1.262        1.040       1.000      1.000      1.000
   b. Units per Eligible                  1.000      1.180        1.066       1.000      1.000      1.148
Projected Cost per Eligible           $   32.82  $    8.08  $     23.95  $     5.57  $    0.24  $    4.83  $    75.49
6. CHDP                                                                                                          4.88
7. Adjustment to Pool                                                                                12.1%       9.13
Capitation Rate                                                                                            $    89.50

                                                             #95-23673 C11
                                                             Attachment
                                                             Page 13 of 24

Prepared by Department of Health Services, Rate Development Branch

Plan Name:           Molina Medical Center   Plan #:    356      Date: 23-Jul-02
County:              San Bernardino          Plan Type: Commercial Plan
Aid Code Grouping:   Disabled

The Rate Period is October 1, 2001           Capitation Payments at the End
to September 30, 2002                        of the Month

Coverages ( C = Covered by Plan, N = NOT Covered by Plan )

CCS Indicated Claims                             N
GHPP                                             N
Hemodialysis                                     C
Major Organ Transplants                          N
Out-of-State                                     C
Chiropractor                                     N
Local Education Authority                        N
Psychiatrist                                     N
Acupuncturist                                    N
Alphafeto Protein Testing                        N
Heroin Detoxification                            N
Direct Observed Therapy                          N
Lenses for eyewear                               N
AIDS Waiver                                      N
In Home Waiver                                   N
Model NF Waiver                                  N
Adult Day Health Care                            N
Newborn Hearing Screens                          N
Psychiatric Drugs                                N
AIDS Drugs                                       N
Injections                                       C
MH - Hospital Inpatient                          N
MH - Outpatient Services                         N
Long Term Care for month of entry plus one       C
Long Term Care after month of entry plus one     N
CHDP                                             C

                                                               Hospital    Hospital  Long Term
Rate Calculation                      Physician   Pharmacy    Inpatient  Outpatient       Care      Other       Total
1. Average Cost Per Unit              $   20.15  $   50.42  $    611.26  $    18.26  $  184.85  $    7.07
2. Units per Eligible/year               13.720     21.892        1.011       6.029      0.452     63.930
   Cost per Elig. per Mo.             $   23.04  $   91.98  $     51.50  $     9.17  $    6.96  $   37.67  $   220.32
3. Adjustments
   a. Age/Sex                             0.929      0.838        0.895       1.038      0.977      1.048
   b. Area                                0.915      1.000        1.000       1.000      1.000      1.000
   c. Coverages                           0.900      0.875        0.920       0.973      0.995      0.877
   d. Interest                            1.000      1.000        1.000       1.000      1.000      1.000
Adjusted Base Cost                    $   17.63  $   67.44  $     42.41  $     9.26  $    6.77  $   34.62  $   178.13
4. Legislative Adjustments                1.099      0.888        0.965       1.425      1.442      0.987
5. Trend Adjustments
   a. Cost per Unit                       1.000      1.262        1.194       1.000      1.000      1.000
   b. Units per Eligible                  1.073      1.180        0.863       0.929      1.000      1.148
Projected Cost per Eligible           $   20.79  $   89.18  $     42.17  $    12.26  $    9.76  $   39.23  $   213.39
6. CHDP                                                                                                          0.00
7. Adjustment to Pool                                                                                12.1%      25.82
Capitation Rate                                                                                            $   239.21

                                                             #95-23673 C11
                                                             Attachment
                                                             Page 14 of 24

Prepared by Department of Health Services, Rate Development Branch

Plan Name:           Molina Medical Center   Plan #:     356     Date: 23-Jul-02
County:              San Bernardino          Plan Type:  Commercial Plan
Aid Code Grouping:   Aged

The Rate Period is October 1, 2001           Capitation Payments at the End
to September 30, 2002                        of the Month

Coverages ( C = Covered by Plan, N = NOT Covered by Plan )

CCS Indicated Claims                             N
GHPP                                             N
Hemodialysis                                     C
Major Organ Transplants                          N
Out-of-State                                     C
Chiropractor                                     N
Local Education Authority                        N
Psychiatrist                                     N
Acupuncturist                                    N
Alphafeto Protein Testing                        N
Heroin Detoxification                            N
Direct Observed Therapy                          N
Lenses for eyewear                               N
AIDS Waiver                                      N
In Home Waiver                                   N
Model NF Waiver                                  N
Adult Day Health Care                            N
Newborn Hearing Screens                          N
Psychiatric Drugs                                N
AIDS Drugs                                       N
Injections                                       C
MH - Hospital Inpatient                          N
MH - Outpatient Services                         N
Long Term Care for month of entry plus one       C
Long Term Care after month of entry plus one     N
CHDP                                             C

                                                               Hospital    Hospital  Long Term
Rate Calculation                      Physician   Pharmacy    Inpatient  Outpatient       Care      Other       Total
1. Average Cost Per Unit              $   16.06  $   38.28  $    316.16  $    11.67  $  177.26  $    6.49
2. Units per Eligible/year               11.563     16.963        0.819       3.904      1.049     42.784
   Cost per Elig. per Mo.             $   15.48  $   54.11  $     21.58  $     3.80  $   15.50  $   23.14  $   133.61
3. Adjustments
   a. Age/Sex                             0.995      1.007        1.003       0.992      1.021      1.005
   b. Area                                0.915      1.000        1.000       1.000      1.000      1.000
   c. Coverages                           0.981      0.996        0.997       0.986      0.997      0.781
   d. Interest                            1.000      1.000        1.000       1.000      1.000      1.000
Adjusted Base Cost                    $   13.83  $   54.27  $     21.58  $     3.72  $   15.78  $   18.16  $   127.34
4. Legislative Adjustments                0.984      0.879        0.969       1.423      1.433      0.963
5. Trend Adjustments
   a. Cost per Unit                       1.000      1.262        1.194       1.000      1.000      1.000
   b. Units per Eligible                  1.073      1.180        0.929       1.066      0.929      1.148
Projected Cost per Eligible           $   14.60  $   71.04  $     23.20  $     5.64  $   21.01  $   20.08  $   155.57
6. CHDP                                                                                                          0.00
7. Adjustment to Pool                                                                                12.1%      18.82
Capitation Rate                                                                                            $   174.39

                                                             #95-23673 C11
                                                             Attachment
                                                             Page 15 of 24

Prepared by Department of Health Services, Rate Development Branch

Plan Name:           Molina Medical Center   Plan #:     356     Date: 23-Jul-02
County:              San Bernardino          Plan Type:  Commercial Plan
Aid Code Grouping:   Child

The Rate Period is October 1, 2001           Capitation Payments at the End
to September 30, 2002                        of the Month

Coverages ( C = Covered by Plan, N = NOT Covered by Plan )

CCS Indicated Claims                             N
GHPP                                             N
Hemodialysis                                     C
Major Organ Transplants                          N
Out-of-State                                     C
Chiropractor                                     N
Local Education Authority                        N
Psychiatrist                                     N
Acupuncturist                                    N
Alphafeto Protein Testing                        N
Heroin Detoxification                            N
Direct Observed Therapy                          N
Lenses for eyewear                               N
AIDS Waiver                                      N
In Home Waiver                                   N
Model NF Waiver                                  N
Adult Day Health Care                            N
Newborn Hearing Screens                          N
Psychiatric Drugs                                N
AIDS Drugs                                       N
Injections                                       C
MH - Hospital Inpatient                          N
MH - Outpatient Services                         N
Long Term Care for month of entry plus one       C
Long Term Care after month of entry plus one     N
CHDP                                             C

                                                               Hospital    Hospital  Long Term
Rate Calculation                      Physician   Pharmacy    Inpatient  Outpatient       Care      Other       Total
1. Average Cost Per Unit              $   58.40  $   17.50  $  1,120.53  $    18.79  $  140.26  $    6.45
2. Units per Eligible/year                5.196      3.068        0.436       2.787      0.019     10.564
   Cost per Elig. per Mo.             $   25.29  $    4.47  $     40.71  $     4.36  $    0.22  $    5.68  $    80.73
3. Adjustments
   a. Age/Sex                             1.062      1.056        1.029       1.067      1.000      0.997
   b. Area                                0.915      1.000        1.000       1.000      1.000      1.000
   c. Coverages                           0.974      0.984        0.952       0.973      0.996      0.882
   d. Interest                            1.000      1.000        1.000       1.000      1.000      1.000
Adjusted Base Cost                    $   23.94  $    4.64  $     39.88  $     4.53  $    0.22  $    4.99  $    78.20
4. Legislative Adjustments                1.116      0.875        1.035       1.427      1.424      1.082
5. Trend Adjustments
   a. Cost per Unit                       1.000      1.262        1.040       1.000      1.000      1.000
   b. Units per Eligible                  1.000      1.180        1.066       1.000      1.000      1.148
Projected Cost per Eligible           $   26.72  $    6.05  $     45.76  $     6.46  $    0.31  $    6.20  $    91.50
6. CHDP                                                                                                          4.08
7. Adjustment to Pool                                                                                12.1%      11.07
Capitation Rate                                                                                            $   106.65

                                                             #95-23673 C11
                                                             Attachment
                                                             Page 16 of 24

Prepared by Department of Health Services, Rate Development Branch

Plan Name:           Molina Medical Center   Plan #:     356     Date: 23-Jul-02
County:              San Bernardino          Plan Type:  Commercial Plan
Aid Code Grouping:   Adult

The Rate Period is October 1, 2001           Capitation Payments at the End
to September 30, 2002                        of the Month

Coverages ( C = Covered by Plan, N = NOT Covered by Plan )

CCS Indicated Claims                             N
GHPP                                             N
Hemodialysis                                     C
Major Organ Transplants                          N
Out-of-State                                     C
Chiropractor                                     N
Local Education Authority                        N
Psychiatrist                                     N
Acupuncturist                                    N
Alphafeto Protein Testing                        N
Heroin Detoxification                            N
Direct Observed Therapy                          N
Lenses for eyewear                               N
AIDS Waiver                                      N
In Home Waiver                                   N
Model NF Waiver                                  N
Adult Day Health Care                            N
Newborn Hearing Screens                          N
Psychiatric Drugs                                N
AIDS Drugs                                       N
Injections                                       C
MH - Hospital Inpatient                          N
MH - Outpatient Services                         N
Long Term Care for month of entry plus one       C
Long Term Care after month of entry plus one     N
CHDP                                             C

                                                               Hospital    Hospital  Long Term
Rate Calculation                      Physician   Pharmacy    Inpatient  Outpatient       Care      Other       Total
1. Average Cost Per Unit              $  164.23  $   19.84  $  1,140.81  $    19.73  $    0.00  $   30.86
2. Units per Eligible/year               22.157      4.314        4.387      17.657      0.000      8.468
   Cost per Elig. per Mo.             $  303.24  $    7.13  $    417.06  $    29.03  $    0.00  $   21.78  $   778.24
3. Adjustments
   a. Age/Sex                             1.000      1.000        1.000       1.000      1.000      1.000
   b. Area                                0.915      1.000        1.000       1.000      1.000      1.000
   c. Coverages                           0.999      0.999        0.999       0.989      1.000      0.887
   d. Interest                            1.000      1.000        1.000       1.000      1.000      1.000
Adjusted Base Cost                    $  277.19  $    7.12  $    416.64  $    28.71  $    0.00  $   19.32  $   748.98
4. Legislative Adjustments                1.060      0.872        1.016       1.432      1.242      1.045
5. Trend Adjustments
   a. Cost per Unit                       1.000      1.262        1.040       1.000      1.000      1.000
   b. Units per Eligible                  1.000      1.180        1.066       1.000      1.000      1.148
Projected Cost per Eligible           $  293.82  $    9.25  $    469.29  $    41.11  $    0.00  $   23.18  $   836.65
6. CHDP                                                                                                          0.00
7. Adjustment to Pool                                                                                12.1%     101.23
Capitation Rate                                                                                            $   937.88

                                                             #95-23673 C11
                                                             Attachment
                                                             Page 17 of 24

Prepared by Department of Health Services, Rate Development Branch

Plan Name:           Molina Medical Center   Plan #:     356     Date: 23-Jul-02
County:              San Bernardino          Plan Type:  Commercial Plan
Aid Code Grouping:   AIDS

The Rate Period is October 1, 2001           Capitation Payments at the End
to September 30, 2002                        of the Month

Coverages ( C = Covered by Plan, N = NOT Covered by Plan )

CCS Indicated Claims                             N
GHPP                                             N
Hemodialysis                                     C
Major Organ Transplants                          N
Out-of-State                                     C
Chiropractor                                     N
Local Education Authority                        N
Psychiatrist                                     N
Acupuncturist                                    N
Alphafeto Protein Testing                        N
Heroin Detoxification                            N
Direct Observed Therapy                          N
Lenses for eyewear                               N
AIDS Waiver                                      N
In Home Waiver                                   N
Model NF Waiver                                  N
Adult Day Health Care                            N
Newborn Hearing Screens                          N
Psychiatric Drugs                                N
AIDS Drugs                                       N
Injections                                       C
MH - Hospital Inpatient                          N
MH - Outpatient Services                         N
Long Term Care for month of entry plus one       C
Long Term Care after month of entry plus one     N
CHDP                                             C

                                                               Hospital    Hospital  Long Term
Rate Calculation                      Physician   Pharmacy    Inpatient  Outpatient       Care      Other       Total
1. Average Cost Per Unit              $   25.87  $  141.75  $    611.26  $    17.75  $  228.06  $   14.00
2. Units per Eligible/year               29.254     46.897        3.823      28.506      0.450     78.563
   Cost per Elig. per Mo.             $   63.07  $  553.97  $    194.74  $    42.17  $    8.55  $   91.66  $   954.16
3. Adjustments
   a. Age/Sex                             1.000      1.000        1.000       1.000      1.000      1.000
   b. Area                                0.915      1.000        1.000       1.000      1.000      1.000
   c. Coverages                           0.918      0.663        0.957       0.992      0.998      0.642
   d. Interest                            1.000      1.000        1.000       1.000      1.000      1.000
Adjusted Base Cost                    $   52.98  $  367.28  $    186.37  $    41.83  $    8.53  $   58.85  $   715.84
4. Legislative Adjustments                1.070      0.826        0.989       1.378      1.529      1.001
5. Trend Adjustments
   a. Cost per Unit                       1.000      1.262        1.194       1.000      1.000      1.000
   b. Units per Eligible                  1.073      1.180        0.863       0.929      1.000      1.148
Projected Cost per Eligible           $   60.83  $  451.77  $    189.93  $    53.55  $   13.04  $   67.63  $   836.75
6. CHDP                                                                                                          0.00
7. Adjustment to Pool                                                                                12.1%     101.25
Capitation Rate                                                                                            $   938.00

                                                             #95-23673 C11
                                                             Attachment
                                                             Page 18 of 24

Prepared by Department of Health Services, Rate Development Branch

The Rate Period is July 1, 2001              Capitation Payments at the End
to September 30, 2001                        of the Month

Coverages ( C = Covered by Plan, N = NOT Covered by Plan )

CCS Indicated Claims                             N
GHPP                                             N
Hemodialysis                                     C
Major Organ Transplants                          N
Out-of-State                                     C
Chiropractor                                     N
Local Education Authority                        N
Psychiatrist                                     N
Acupuncturist                                    N
Alphafeto Protein Testing                        N
Heroin Detoxification                            N
Direct Observed Therapy                          N
PIA Lenses                                       N
AIDS Waiver                                      N
In Home Waiver                                   N
Model NF Waiver                                  N
Adult Day Health Care                            N
Newborn Hearing Screening                        N
Psychiatric Drugs                                N
AIDS Drugs                                       N
Injections                                       C
MH - Hospital Inpatient                          N
MH - Outpatient Services                         N
Long Term Care for month of entry plus one       C
Long Term Care after month of entry plus one     N
CHDP                                             C

                                                               Hospital    Hospital  Long Term
Rate Calculation                      Physician   Pharmacy    Inpatient  Outpatient       Care      Other       Total
1. Average Cost Per Unit              $   66.25  $   23.82  $    978.02  $    20.37  $  229.41  $    8.79
2. Units per Eligible                     5.957      3.361        0.304       2.609      0.009      6.410
   Cost per Elig. per Mo.             $   32.89  $    6.67  $     24.78  $     4.43  $    0.17  $    4.70  $    73.64
3. Adjustments
   a. Demographics                        0.870      0.911        0.786       0.871      1.000      0.918
   b. Area                                0.900      1.000        1.000       1.000      1.000      1.000
   c. Coverages                           0.975      0.992        0.968       0.956      0.995      0.868
   d. Interest                            1.000      1.000        1.000       1.000      1.000      1.000
Adjusted Base Cost                    $   25.11  $    6.03  $     18.85  $     3.69  $    0.17  $    3.75  $    57.60
4. Legislative Adjs.                      1.261      0.895        1.016       1.437      1.375      1.086
5. Trend Adjustments
   a. Cost per Unit                       1.000      1.148        1.000       1.000      1.000      1.000
   b. Units per Eligible                  1.000      1.073        1.066       1.000      1.000      1.148
Projected Cost per Eligible           $   31.66   $   6.65  $     20.41  $     5.30  $    0.23  $    4.67  $    68.92
6. Adjustment to no Loss                                                                                         0.00
7. CHDP                                                                                                          4.88
8. Adjustment to Fee-for-Service                                                                     15.0%      10.34
Capitation Rate                                                                                            $    84.14

                                                             #95-23673 C11
                                                             Attachment
                                                             Page 19 of 24

7/23/2002 Prepared by Department of Health Services, Rate Development Branch

The Rate Period is July 1, 2001                 Capitation Payments at the
to September 30, 2001                           End of the Month

Coverages ( C = Covered by Plan, N = NOT Covered by Plan )

CCS Indicated Claims                             N
GHPP                                             N
Hemodialysis                                     C
Major Organ Transplants                          N
Out-of-State                                     C
Chiropractor                                     N
Local Education Authority                        N
Psychiatrist                                     N
Acupuncturist                                    N
Alphafeto Protein Testing                        N
Heroin Detoxification                            N
Direct Observed Therapy                          N
PIA Lenses                                       N
AIDS Waiver                                      N
In Home Waiver                                   N
Model NF Waiver                                  N
Adult Day Health Care                            N
Newborn Hearing Screening                        N
Psychiatric Drugs                                N
AIDS Drugs                                       N
Injections                                       C
MH - Hospital Inpatient                          N
MH - Outpatient Services                         N
Long Term Care for month of entry plus one       C
Long Term Care after month of entry plus one     N
CHDP                                             C

                                                                Hospital     Hospital   Long Term
Rate Calculation                        Physician   Pharmacy   Inpatient   Outpatient        Care      Other      Total
1. Average Cost Per Unit                 $  20.15   $  50.42    $ 611.26      $ 18.26    $ 184.85   $   7.07
2. Units per Eligible                      13.720     21.892       1.011        6.029       0.452     63.930
   Cost per Elig. per Mo.                $  23.04   $  91.98    $  51.50      $  9.17    $   6.96   $  37.67   $ 220.32
3. Adjustments
   a. Demographics                          0.927      0.841       0.865        1.023       0.991      1.031
   b. Area                                  0.900      1.000       1.000        1.000       1.000      1.000
   c. Coverages                             0.900      0.875       0.920        0.973       0.995      0.877
   d. Interest                              1.000      1.000       1.000        1.000       1.000      1.000
Adjusted Base Cost                       $  17.30   $  67.69    $  40.98      $  9.13    $   6.86   $  34.06   $ 176.02
4. Legislative Adjs.                        1.151      0.925       0.952        1.426       1.379      0.991
5. Trend Adjustments
   a. Cost per Unit                         1.000      1.148       1.148        1.000       1.000      1.000
   b. Units per Eligible                    1.073      1.073       0.863        0.929       1.000      1.148
Projected Cost per Eligible              $  21.37   $  77.10    $  38.64      $ 12.09    $   9.46   $  38.74   $ 197.40
6. Adjustment to no Loss                                                                                           0.00
7. CHDP                                                                                                            0.00
8. Adjustment to Fee-for-Service                                                                        15.0%     29.61
Capitation Rate                                                                                                $ 227.01

                                                            #95-23673 C11
                                                            Attachment
                                                            Page 20 of 24

7/23/2002 Prepared by Department of Health Services, Rate Development Branch

The Rate Period is July 1, 2001                 Capitation Payments at the
to September 30, 2001                           End of the Month

Coverages ( C = Covered by Plan, N = NOT Covered by Plan )

CCS Indicated Claims                            N
GHPP                                            N
Hemodialysis                                    C
Major Organ Transplants                         N
Out-of-State                                    C
Chiropractor                                    N
Local Education Authority                       N
Psychiatrist                                    N
Acupuncturist                                   N
Alphafeto Protein Testing                       N
Heroin Detoxification                           N
Direct Observed Therapy                         N
PIA Lenses                                      N
AIDS Waiver                                     N
In Home Waiver                                  N
Model NF Waiver                                 N
Adult Day Health Care                           N
Newborn Hearing Screening                       N
Psychiatric Drugs                               N
AIDS Drugs                                      N
Injections                                      C
MH - Hospital Inpatient                         N
MH - Outpatient Services                        N
Long Term Care for month of entry plus one      C
Long Term Care after month of entry plus one    N
CHDP                                            C

                                                                     Hospital     Hospital     Long Term
Rate Calculation                        Physician      Pharmacy     Inpatient   Outpatient          Care         Other        Total
1. Average Cost Per Unit                 $  16.06      $  38.28      $ 316.16      $ 11.67      $ 177.26      $   6.49
2. Units per Eligible                      11.563        16.963         0.819        3.904         1.049        42.784
   Cost per Elig. per Mo.                $  15.48      $  54.11      $  21.58      $  3.80      $  15.50      $  23.14     $ 133.61
3. Adjustments
   a. Demographics                          1.014         1.009         0.894        1.039         0.650         0.962
   b. Area                                  0.900         1.000         1.000        1.000         1.000         1.000
   c. Coverages                             0.981         0.996         0.997        0.986         0.997         0.781
   d. Interest                              1.000         1.000         1.000        1.000         1.000         1.000
Adjusted Base Cost                       $  13.86      $  54.38      $  19.23      $  3.89      $  10.04      $  17.39     $ 118.79
4. Legislative Adjs.                        0.993         0.911         0.960        1.419         1.368         0.966
5. Trend Adjustments
   a. Cost per Unit                         1.000         1.148         1.148        1.000         1.000         1.000
   b. Units per Eligible                    1.073         1.073         0.929        1.066         0.929         1.148
Projected Cost per Eligible              $  14.77      $  61.00      $  19.67      $  5.88      $  12.75      $  19.28     $ 133.35
6. Adjustment to no Loss                                                                                                       0.00
7. CHDP                                                                                                                        0.00
8. Adjustment to Fee-for-Service                                                                                  15.0%       20.00
Capitation Rate                                                                                                            $ 153.35

                                                            #95-23673 C11
                                                            Attachment
                                                            Page 21 of 24

7/23/2002 Prepared by Department of Health Services, Rate Development Branch

The Rate Period is July 1, 2001                 Capitation Payments at the
to September 30, 2001                           End of the Month

Coverages ( C = Covered by Plan, N = NOT Covered by Plan )

   CCS Indicated Claims                            N
   GHPP                                            N
   Hemodialysis                                    C
   Major Organ Transplants                         N
   Out-of-State                                    C
   Chiropractor                                    N
   Local Education Authority                       N
   Psychiatrist                                    N
   Acupuncturist                                   N
   Alphafeto Protein Testing                       N
   Heroin Detoxification                           N
   Direct Observed Therapy                         N
   PIA Lenses                                      N
   AIDS Waiver                                     N
   In Home Waiver                                  N
   Model NF Waiver                                 N
   Adult Day Health Care                           N
   Newborn Hearing Screening                       N
   Psychiatric Drugs                               N
   AIDS Drugs                                      N
   Injections                                      C
   MH - Hospital Inpatient                         N
   MH - Outpatient Services                        N
   Long Term Care for month of entry plus one      C
   Long Term Care after month of entry plus one    N
   CHDP                                            C

                                                                 Hospital      Hospital     Long Term
Rate Calculation                     Physician      Pharmacy    Inpatient    Outpatient          Care         Other        Total
1. Average Cost Per Unit              $  58.40       $ 17.50   $ 1,120.53       $ 18.79      $ 140.26      $   6.45
2. Units per Eligible                    5.196         3.068        0.436         2.787         0.019        10.564
   Cost per Elig. per Mo.             $  25.29       $  4.47   $    40.71       $  4.36      $   0.22      $   5.68      $ 80.73
3. Adjustments
   a. Demographics                       0.986         1.016        0.877         0.987         1.000         0.976
   b. Area                               0.900         1.000        1.000         1.000         1.000         1.000
   c. Coverages                          0.974         0.984        0.952         0.973         0.996         0.882
   d. Interest                           1.000         1.000        1.000         1.000         1.000         1.000
Adjusted Base Cost                    $  21.86       $  4.47   $    33.99       $  4.19      $   0.22      $   4.89      $ 69.62
4. Legislative Adjs.                     1.144         0.907        1.019         1.423         1.359         1.089
5. Trend Adjustments
   a. Cost per Unit                      1.000         1.148        1.000         1.000         1.000         1.000
   b. Units per Eligible                 1.000         1.073        1.066         1.000         1.000         1.148
Projected Cost per Eligible           $  25.01       $  4.99   $    36.91       $  5.96      $   0.30      $   6.11      $ 79.28
6. Adjustment to no Loss                                                                                                    0.00
7. CHDP                                                                                                                     4.08
8. Adjustment to Fee-for-Service                                                                               15.0%       11.89
Capitation Rate                                                                                                          $ 95.25

                                                             #95-23673 C11
                                                             Attachment
                                                             Page 22 of 24

7/23/2002 Prepared by Department of Health Services, Rate Development Branch

The Rate Period is July 1, 2001                 Capitation Payments at the
to September 30, 2001                           End of the Month

Coverages ( C = Covered by Plan, N = NOT Covered by Plan )

CCS Indicated Claims                            N
GHPP                                            N
Hemodialysis                                    C
Major Organ Transplants                         N
Out-of-State                                    C
Chiropractor                                    N
Local Education Authority                       N
Psychiatrist                                    N
Acupuncturist                                   N
Alphafeto Protein Testing                       N
Heroin Detoxification                           N
Direct Observed Therapy                         N
PIA Lenses                                      N
AIDS Waiver                                     N
In Home Waiver                                  N
Model NF Waiver                                 N
Adult Day Health Care                           N
Newborn Hearing Screening                       N
Psychiatric Drugs                               N
AIDS Drugs                                      N
Injections                                      C
MH - Hospital Inpatient                         N
MH - Outpatient Services                        N
Long Term Care for month of entry plus one      C
Long Term Care after month of entry plus one    N
CHDP                                            C

                                                               Hospital       Hospital     Long Term
Rate Calculation                  Physician      Pharmacy     Inpatient     Outpatient          Care           Other        Total
1. Average Cost Per Unit          $  164.23     $  19.84    $  1,140.81     $   19.73       $   0.00       $  30.86
2. Units per Eligible                22.157        4.314          4.387        17.657          0.000          8.468
   Cost per Elig. per Mo.         $  303.24     $   7.13    $    417.06     $   29.03       $   0.00       $  21.78     $  778.24
3. Adjustments
   a. Demographics                    1.000        1.000          1.000         1.000          1.000          1.000
   b. Area                            0.900        1.000          1.000         1.000          1.000          1.000
   c. Coverages                       0.999        0.999          0.999         0.989          1.000          0.887
   d. Interest                        1.000        1.000          1.000         1.000          1.000          1.000
Adjusted Base Cost                $  272.64     $   7.12    $    416.64     $   28.71       $   0.00       $  19.32     $  744.43
4. Legislative Adjs.                  1.075        0.900          1.008         1.433          1.213          1.053
5. Trend Adjustments
   a. Cost per Unit                   1.000        1.148          1.000         1.000          1.000          1.000
   b. Units per Eligible              1.000        1.073          1.066         1.000          1.000          1.148
Projected Cost per Eligible       $  293.09     $   7.89    $    447.54     $   41.14       $   0.00       $  23.35     $  813.01
6. Adjustment to no Loss                                                                                                     0.00
7. CHDP                                                                                                                      0.00
8. Adjustment to Fee-for-Service                                                                               15.0%       121.95
Capitation Rate                                                                                                         $  934.96

                                                                   #95-23673 C11
                                                                   Attachment
                                                                   Page 23 of 24

7/23/2002 Prepared by Department of Health Services, Rate Development Branch

The Rate Period is July 1, 2001                 Capitation Payments at the
to September 30, 2001                           End of the Month

Coverages ( C = Covered by Plan, N = NOT Covered by Plan )

   CCS Indicated Claims                            N
   GHPP                                            N
   Hemodialysis                                    C
   Major Organ Transplants                         N
   Out-of-State                                    C
   Chiropractor                                    N
   Local Education Authority                       N
   Psychiatrist                                    N
   Acupuncturist                                   N
   Alphafeto Protein Testing                       N
   Heroin Detoxification                           N
   Direct Observed Therapy                         N
   PIA Lenses                                      N
   AIDS Waiver                                     N
   In Home Waiver                                  N
   Model NF Waiver                                 N
   Adult Day Health Care                           N
   Newborn Hearing Screening                       N
   Psychiatric Drugs                               N
   AIDS Drugs                                      N
   Injections                                      C
   MH - Hospital Inpatient                         N
   MH - Outpatient Services                        N
   Long Term Care for month of entry plus one      C
   Long Term Care after month of entry plus one    N
   CHDP                                            C

                                                                  Hospital      Hospital      Long Term
Rate Calculation                     Physician       Pharmacy    Inpatient    Outpatient           Care          Other         Total
1. Average Cost Per Unit             $   25.87      $  141.75    $  611.26     $   17.75      $  228.06      $   14.00
2. Units per Eligible                   29.254         46.897        3.823        28.506          0.450         78.563
   Cost per Elig. per Mo.            $   63.07      $  553.97    $  194.74     $   42.17      $    8.55      $   91.66     $  954.16
3. Adjustments
   a. Demographics                       1.000          1.000        1.000         1.000          1.000          1.000
   b. Area                               0.900          1.000        1.000         1.000          1.000          1.000
   c. Coverages                          0.918          0.663        0.957         0.992          0.998          0.970
   d. Interest                           1.000          1.000        1.000         1.000          1.000          1.000
Adjusted Base Cost                   $   52.11      $  367.28    $  186.37     $   41.83      $    8.53      $   88.91     $  745.03
4. Legislative Adjs.                     1.098          0.836        0.986         1.369          1.453          0.996
5. Trend Adjustments
   a. Cost per Unit                      1.000          1.148        1.148         1.000          1.000          1.000
   b. Units per Eligible                 1.073          1.073        0.863         0.929          1.000          1.148
Projected Cost per Eligible          $   61.39      $  378.09    $  181.99     $   53.18      $   12.39      $  101.62     $  788.66
6. Adjustment to no Loss                                                                                                        0.00
7. CHDP                                                                                                                         0.00
8. Adjustment to Fee-for-Service                                                                                  15.0%       118.30
Capitation Rate                                                                                                            $  906.96

                                                             #95-23673 C11
                                                             Attachment
                                                             Page 24 of 24

7/23/2002 Prepared by Department of Health Services, Rate Development Branch